UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2023

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13880 Dulles Corner Lane Suite 120 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 929-3871

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 1, 2022, the Board of Directors (the “Board”) of Sysorex, Inc. (the “Company”) approved an amendment to Articles of Incorporation, which was filed citing the Reverse Stock Split, as discussed in Item 8.01 of this Current Report on Form 8-K and incorporated herein by reference. The text of the amendment to Articles is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On November 1, 2022, the Board of Directors ratified the Company’s prior approval of a Reverse Split and granted to the Board of Director’s the power to determine the final ratio for the Reverse Split. The Board of Director’s determined the ratio for the Reverse Split is to be one-thousand (1,000) for one (1), with one (1) share of Common Stock being issued for each one-thousand (1,000) shares of Common Stock issued and outstanding, with any fractional shares of Common Stock resulting therefrom being rounded up to the nearest whole share of Common Stock.

The company submitted the reverse stock split plan for review to FINRA and the Reverse Stock Split was announced by FINRA (the Financial Industry Regulatory Authority) on August 4, 2023, effective within the marketplace at the open of business on August 7, 2023 (the “Effective Date”), whereupon the shares of common stock will begin trading on a split-adjusted basis.

As a result of the Reverse Stock Split, every one-thousand (1,000) shares of the issued and outstanding common stock of the Company will be converted into one (1) share of common stock. Any and all fractional shares resulting from the Reverse Split which are less than one (1)) whole share, shall be rounded up to the next whole share and such Holder shall receive one such additional share to the to the next whole share as of the closing of the market on the Record Date. Any and all fractional shares created by the Reverse Stock Split which are greater than one (1) whole share will be rounded up to the nearest whole share.

An amendment to Articles of Incorporation was filed citing the Reverse Stock Split, a copy of which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

3.1	Amendment to Articles of Incorporation of the registrant, dated November 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2023	SYSOREX, INC.

	By:	/s/ Wayne Wasserberg
Wayne Wasserberg
Chief Executive Officer and Director (Principal Executive Officer)

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